Financial Instruments and Risk Management (Details) - Schedule of Foreign Currency Exchange Risk on Net Working Capital	12 Months Ended
Oct. 31, 2023 USD ($)
Schedule of Foreign Currency Exchange Risk on Net Working Capital [Abstract]
Cash	$ 78,503
Amounts receivable	104,320
Accounts payable and accrued liabilities	(177,226)
Due to related parties	(42,433)
Total foreign currency financial assets and liabilities	(36,836)
Impact of a 10% strengthening or weakening of foreign exchange rate	$ (3,684)